INTANGIBLE ASSETS, NET	12 Months Ended
Dec. 31, 2020
INTANGIBLE ASSETS, NET
INTANGIBLE ASSETS, NET

9. INTANGIBLE ASSETS, NET

	December 31,	December 31,
	2019	2020
	RMB	RMB
Brokerage licenses	54,006	51,880
Trade Name	6,400	6,400
Technology	27,600	27,600
Total Intangible assets	88,006	85,880
Accumulated amortization	(14,530)	(24,247)
Impairment loss of technology with discontinued online lending information intermediaries	—	(17,220)
Intangible assets, net	73,476	44,413

The amortization periods range from 2.6 years to 20 years. Amortization expense on intangible assets for the years ended December 31, 2018, 2019 and 2020 were RMB2,640, RMB9,398, and RMB9,717 respectively. As of December 31, 2020, the Group expects to record amortization expenses related to intangible assets RMB7,281, RMB5,599, RMB5,599, RMB3,971 and RMB 3,397 for the next five years, respectively, and RMB18,568 thereafter.